================================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                                 August 29, 2001
                ------------------------------------------------
                Date of report (date of earliest event reported)


                                 STELLENT, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Minnesota                  0-19817                    41-1652566
  ------------------------         ------------             --------------------
  (State of Incorporation)         (Commission               (I.R.S. Employer
                                   file number)             Indentification No.)


   7777 Golden Triangle Drive, Eden Prairie, Minnesota              55344
   ---------------------------------------------------           ----------
          (Address of principal executive offices)               (Zip Code)


                        Telephone Number: (952) 903-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                            IntraNet Solutions, Inc.
          -------------------------------------------------------------
          (Former name of former address, if changed since last report)


================================================================================

ITEM 5.      OTHER EVENTS

                      Effective August 29, 2001, IntraNet Solutions, Inc. (the
             "Company") changed its name to Stellent, Inc. No other changes were made to the Company's structure and it continues with the same rights and obligations as the former IntraNet Solutions, Inc. In conjunction with the change in the Company's name, the ticker symbol for the Company's common stock, which is listed on the Nasdaq National Market, has been changed to STEL.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

      (c)    Exhibits

             3.1  Amended and Restated Articles of Incorporation, as amended.

             3.2  Articles of Merger dated August 24, 2001.

                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


Date:  August 30, 2001


                                       INTRANET SOLUTIONS, INC.
                                       (Registrant)


                                       By /s/Gregg A. Waldon
                                         ---------------------------------------
                                          Gregg A. Waldon
                                          Chief Financial Officer,
                                             Treasurer and Secretary
                                          (Principal financial and accounting
                                          officer and duly authorized signatory
                                          on behalf of the registrant)

                                INDEX TO EXHIBITS


Exhibit No.                                                                       Method of Filing
-----------                                                                       ----------------
3.1          Amended and Restated Articles of Incorporation, as amended.          Filed Electronically

3.2          Articles of Merger dated August 24, 2001.                            Filed Electronically